Exhibit 10.19

REDACTED COPY Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private and confidential. [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted][Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted][Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted]

[Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted][Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted][Omitted][Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted][Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted]

[Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted][Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted][Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted][Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted][Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted]

[Omitted]

[Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted][Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted][Omitted] [Omitted] [Omitted] [Omitted][Omitted]

[Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted] [Omitted]

[Omitted] [Omitted] [Omitted]